USAA                       USAA LIFE INVESTMENT TRUST
EAGLE              LIFE MONEY MARKET FUND, LIFE INCOME FUND,
LOGO          LIFE GROWTH AND INCOME FUND, LIFE WORLD GROWTH FUND,
           LIFE DIVERSIFIED ASSETS FUND, LIFE AGGRESSIVE GROWTH FUND,
                          AND LIFE INTERNATIONAL FUND

                         SUPPLEMENT DATED JANUARY 3, 2000
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1999

On December 31, 1999, John W. Saunders, Jr., retired as a Vice President of the Trust. David G. Peebles and Kenneth E. Willmann have been elected as Vice Presidents of the Trust to be effective January 1, 2000. As a result of these actions, the paragraphs under the caption "Trustees and Officers of the Trust" have been changed as follows:

David G. Peebles
Vice President
Age: 60

Senior Vice President, Equity Investments, IMCO (11/98-present); Vice President, Equity Investments, IMCO (2/88-11/98). Mr. Peebles serves as Trustee/Director and Vice President of each of the Funds within the USAA Family of Funds; Director of IMCO; and Senior Vice President of USAA Shareholder Account Services.

Kenneth E. Willmann
Vice President
Age: 53

Senior Vice President, Fixed Income Investments, IMCO (12/99-present); Vice President, Mutual Fund Portfolios, IMCO (09/94-12/99). Mr. Willmann serves as Vice President of each of the Funds within the USAA Family of Funds; and Director of IMCO.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE